Exhibit 10 A

Unanimous Written Consent of the

Board of Directors in Lieu of a Meeting of the

Board of Directors of

CUENTAS INC.

February 14, 2022

The undersigned, being all of the members of the Board of Directors (the “Board”) of Cuentas, Inc., a Florida corporation (the “Corporation”), and acting in accordance with the Florida Business Corporation Act, as amended, and the bylaws of the Corporation, hereby consent to the adoption of the following resolutions, effective as of the date set forth above, in lieu of holding a special meeting of the Board:

WHEREAS, the Board has determined that it is in the best interests of the Corporation to be in a position to issue securities if market conditions are favorable or as and when the Board determines that the Corporation should do so;

WHEREAS, to be ready to respond to such favorable market conditions and so that the Corporation will be in a position to issue and sell securities at such times as the Board determines, the Board believes it is in the best interests of the Corporation to file with the Securities and Exchange Commission (“SEC”) an unallocated universal shelf registration statement on Form S-3 for the registration under the Securities Act of 1933, as amended (“Securities Act”), on a delayed or continuous basis up to an aggregate of $75,000,000 of securities (the “Shelf Registration Statement”) consisting of indeterminate amounts of those types of securities referenced in the Shelf Registration Statement (collectively, the “Securities”), all at prices and on terms to be determined and authorized for issuance by the Board at the time of the offering of any of such Securities; and

WHEREAS, the Board wishes to authorize the filing by the Corporation of such Shelf Registration Statement and approve all related transactions and to authorize the officers of the Corporation to execute and deliver any and all documents used or required in connection therewith.

NOW, THEREFORE, BE IT

RESOLVED, that each of the Corporation’s officers (each an “Authorized Officer” and collectively, the “Authorized Officers”) be, and each hereby is, authorized and directed to take, or cause to be taken, all actions necessary or advisable to effect the registration of the Securities under the Securities Act, including, but not limited to,

●	the execution by and in the name of the Corporation and public filing with the SEC of the Shelf Registration Statement in substantially the form as previously presented to the Board, with such changes, amendments and modifications as the Authorized Officers (acting jointly or individually), in consultation with outside Corporation counsel, shall approve,

●	the preparation, execution by and in the name of the Corporation and filing of any amendments to the Shelf Registration Statement (including post-effective amendments and a Rule 462(b) registration statement) and any supplements to the prospectus or prospectuses contained therein,

●	the preparation execution by and in the name of the Corporation and filing of all certificates, letters, applications any and other documents connected therewith that may be required to be filed with the SEC with respect to the registration, offering, issuance and sale from time to time of the Securities and with respect to any withdrawal of the Shelf Registration Statement,

●	the taking of any and all action in the name and on behalf of the Corporation that outside counsel to the Corporation shall advise or that any of the Authorized Officers taking such action shall determine to be necessary, advisable or appropriate in connection with the registration, offering, issuance and sale from time to time of the Securities, such determination to be evidenced conclusively by the taking of such action; and be it further

RESOLVED, that the execution of the Shelf Registration Statement and any of the amendments and supplements thereto by the Authorized Officers and directors of the Corporation either personally or by any of the Authorized Officers acting as attorney-in-fact and duly authorized agent for such directors pursuant to a power or powers of attorney executed by the directors, is specifically authorized; and be it further

RESOLVED, that the Securities are being offered (up to the amounts permitted by SEC rules and subject to Board approval) pursuant to a prospectus and one or more prospectus supplements (including amendments thereto or other similar documents, and term sheets in the form permitted under the Securities Act), which shall be prepared and filed with the SEC (to the extent required) and used in connection with the Shelf Registration Statement and approved by any Authorized Officer, such approval to be evidenced conclusively by such preparation or filing; and be it further

RESOLVED, that each of the Authorized Officers, or such counsel as the Authorized Officers shall choose to represent the Corporation, with full authority to act without the other, be, and each hereby is, authorized to appear in the name and on behalf of the Corporation before the SEC in connection with any matter relating to the Shelf Registration Statement or any amendments thereto; and be it further

RESOLVED, that Jeffery D. Johnson be, and he hereby is, appointed the agent of the Corporation to accept service of notices, orders, legal process and any other documents and certificates in connection with the Shelf Registration Statement; and be it further

RESOLVED, that each of the Authorized Officers be, and each hereby is, authorized and directed to prepare or cause to be prepared, with the advice and assistance of counsel to the Corporation, and to file with the Financial Industry Regulatory Authority, Inc., an application for approval of the Shelf Registration Statement pursuant to FINRA Rule 5110; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized to do and perform, or cause to be done or performed, in the name and on behalf of the Corporation or otherwise, such other acts, and to execute and deliver, or cause to be executed and delivered, any and all other notices, certificates, or other instruments or documents, under the corporate seal or otherwise in the name and on behalf of the Corporation, or otherwise, and to pay all such fees, expenses and taxes, as they, or any of them, may deem necessary or proper in order to carry into effect the intent of the foregoing resolutions or to comply with any requirement of the instruments or agreements approved or authorized by the foregoing resolutions; and be it further

RESOLVED, that all actions previously taken by any officer, director, representative, attorney or agent of the Corporation, in the name or on behalf of the Corporation, in connection with the transactions contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Corporation; and be it further

RESOLVED, that this Consent may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile or other reproduction of this Consent may be executed by one or more parties hereto, and an executed copy of this Consent may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of the Board as of the date and year first set forth above by signature below or electronic transmission, as the case may be.

Arik Maimon
Executive Chairman of the Board

Michael De Prado
Vice Chairman of the Board

Yochanon Bruk
Board Member

Adiv Baruch
Board Member

Carol Pepper
Board Member

Jeffrey Lewis
Board Member

Edward Maldonado
Board Member

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